UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.        )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

MEGA MATRIX CORP.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11

MEGA MATRIX CORP.

3000 El Camino Real, Bldg. 4, Suite 200

Palo Alto, California 94306

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS OF MEGA MATRIX CORP.
TO BE HELD ON [●]

Time and Date:	[●], 2024, at 10:00 a.m. (Pacific Standard Time).

Place:	Virtual Meeting Site: https://www.cstproxy.com/megamatrix/[●]

Items of Business:	Mega Matrix Corp., a Delaware corporation (the “Company”), is holding the Special Meeting of Stockholders (the “Special Meeting”) for the following purposes, as more fully described in the Proxy Statement accompanying this Notice of Special Meeting of Stockholders, to act upon the following matters:

	1.	To approve an amendment to our Second Amended and Restated Certificate of Incorporation, as amended, to increase the authorized shares of Common Stock of the Company from 40,000,000 to 75,000,000 (“Share Increase Proposal”);

	2.	To approve the proposed 2024 Restricted Stock Plan (the “Plan”); and

	3.	To conduct any other business properly brought before the Special Meeting.

Record Date:	The record date for the Special Meeting is [●], 2024. Only stockholders of record of the Company’s common stock at the close of business on [●], 2024, or their legal proxy holders, are entitled to vote at the Annual Meeting.

Voting:	Each share of common stock that you own represents one vote.

Transfer Agent:	For questions regarding your stock ownership, you may contact us at (650) 340-1888 or contact our transfer agent, Continental Stock Transfer & Trust, by email at proxy@continentalstock.com or by phone at 1-888-266-6791.

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Special Meeting, we encourage you to vote or submit your proxy via the internet, or request and submit your proxy card as soon as possible, so that your shares may be represented at the Special Meeting.

Date: [●], 2024	By Order of the Board of Directors

Yucheng Hu
Chairman, Chief Executive Officer and President

TABLE OF CONTENTS

GENERAL INFORMATION ABOUT THE SPECIAL MEETING AND VOTING	1

HOUSEHOLDING OF SPECIAL MEETING MATERIALS	3

PROPOSAL 1: APPROVAL OF AMENDMENT TO THE SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK	4

PROPOSAL 2: APPROVAL OF THE 2024 RESTRICTED STOCK PLAN	6

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	9

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS	10

OTHER MATTERS	11

i

MEGA MATRIX CORP.

3000 El Camino Real, Bldg. 4, Suite 200

Palo Alto, California 94306

PROXY STATEMENT

FOR THE SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON [●], 2024

GENERAL

This Proxy Statement is furnished to stockholders of Mega Matrix Corp., a Delaware corporation (the “Company”), in connection with the solicitation of proxies for use at the Special Meeting of Stockholders of the Company (the “Special Meeting”) to be held on [●], 2024, at 10:00 a.m. (Pacific Standard Time).

The Special Meeting will be a completely virtual meeting conducted via live audio webcast. We believe this technology provides expanded access, improved communication and cost savings for our stockholders. Hosting a virtual meeting enables increased stockholder attendance and participation from any location around the world. If you are a record holder of our common stock at the close of business on [●], 2024 (the “Record Date”), you are invited to attend the Special Meeting virtually and to vote on the proposals described in this Proxy Statement applicable to the class of stock which you held. Shareholders may view a live webcast of the Special Meeting at https://www.cstproxy.com/megamatrix/[●] and may submit questions during the Annual Meeting. Our principal offices are located at 3000 El Camino Real, Bldg. 4, Suite 200, Palo Alto, California 94306.

This solicitation of proxies is made on behalf of our board of directors.

GENERAL INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

Record Date and Required Quorum

The close of business on [●], 2024, is the record date for stockholders entitled to notice of, and to vote at, the Special Meeting. As of such record date, the Company had [●] shares of common stock, $0.001 par value (the “Common Stock”) outstanding. The presence at the Special Meeting of one-third (1/3) of the issued and outstanding shares of Common Stock, or [●] shares, either present in person or represented by proxy, will constitute a quorum for the transaction of business at the Special Meeting. All of the shares of the Company’s Common Stock outstanding on the Record Date are entitled to vote at the Special Meeting, and stockholders of record entitled to vote at the Special Meeting will have one (1) vote for each share of Common Stock held by such stockholder with regard to each matter to be voted upon.

How to Cast and Revoke Your Vote

Voting if You are the Registered Holder of Shares.  If your shares are registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Co., you are considered the “stockholder of record” with respect to these shares and the Company is mailing these proxy materials directly to you. As the stockholder of record, you have the right to grant your voting proxy directly to the Company by completing the enclosed proxy card or to vote in person at the Special Meeting. To grant your voting proxy, you should complete, sign and return the enclosed proxy card to the Company, or you can vote via the internet when you access the internet website or at www.cstproxyvote.com.

Voting if You Hold Shares in a Brokerage or Other Nominee Account.  If your shares are held by a broker or by a bank or other nominee (each, a “Nominee”) in a brokerage or other account, then you are considered the “beneficial owner” of shares held “in street name.” Your Nominee is considered the stockholder of record with respect to these shares and has forwarded the requested proxy materials to you. As the beneficial owner of your shares, you have the right to direct your Nominee on how to vote. To direct your Nominee on how to vote your shares, you must follow the procedure explained in the materials provided to you by your Nominee, which procedure generally consists of completing and returning to your Nominee a voting instruction form that was sent to you by your Nominee along with this Proxy Statement. Your Nominee may also have provided information on how to give voting instructions to the Nominee by telephone or online through the Internet. Notwithstanding that your Nominee will be voting your shares on your behalf and as instructed by you, you may still attend the Special Meeting. If you plan to attend the Special Meeting and want to vote your shares in person rather than have your Nominee vote your shares on your behalf, you must obtain from your Nominee a proxy card issued in your name with respect to your shares.

Effect of Returning the Proxy Card to the Company.  Shares of the Company’s Common Stock represented by proxies in the accompanying form that are properly executed and returned to the Company will be voted at the Special Meeting in accordance with the instructions of the stockholder of record contained therein. In the absence of contrary instructions, shares represented by such proxies will be voted as follows:

●	FOR the approval of Proposal 1 for the Increase to the Share Increase Proposal; and

●	FOR the approval of Proposal 2 for the 2024 Restricted Stock Plan (the “Plan”).

The Company does not know of any matters to be presented at the Special Meeting other than those set forth in this Proxy Statement and in the Notice accompanying this Proxy Statement. If other matters should properly come before the Special Meeting, the proxy holders will vote on such matters in accordance with their best judgment. Proxies will confer upon the proxy holders the discretionary authority to vote upon matters that may properly be raised at the Special Meeting but are unknown to the Company as of the date hereof. In addition, proxies will confer upon the proxy holders the authority to adjourn or postpone the Special Meeting if necessary or advisable to permit further solicitation of proxies in the event there are insufficient shares present to constitute a quorum or insufficient votes at the time of the Special Meeting to approve any or all of the foregoing items of business.

Revocation of a Previously Submitted Proxy.  Any stockholder of record has the right to revoke his or her proxy at any time before it is voted at the Special Meeting by:

●	Delivering to the Company (to the attention of Carol Wang, Secretary, 3000 El Camino Real, Bldg. 4, Suite 200, Palo Alto, California 94306) a written notice of revocation;

●	Delivering to the Company (to the attention of Carol Wang, Secretary, 3000 El Camino Real, Bldg. 4, Suite 200, Palo Alto, California 94306) a duly executed proxy or voting instructions bearing a later date than the proxy being revoked;

●	Voting again via internet or no later than 11:59 p.m. (Eastern Time) on [●], 2024; or

●	Attending the Special Meeting virtually and casting your vote online during the meeting.

Any beneficial owner of shares of Common Stock held in street name should follow the instructions provided by your Nominee regarding how to revoke a previously submitted proxy.

Broker Non-Votes

Effect of Broker Non-Votes.  A “broker non-vote” occurs when a beneficial owner fails to give its Nominee voting instructions on a proposal and the Nominee lacks discretionary power to vote uninstructed shares on that proposal. On routine matters, broker non-votes are counted for purposes of determining a quorum for the Special Meeting. Under the rules of the NYSE American, however, whether a broker non-vote will occur depends upon whether a proposal is “routine” or “non-routine,” as discussed below. The Company expects the Share Increase Proposal (Proposal 1) and of the Plan (Proposal 2) are considered “non-routine” proposals. As a result, if you are a beneficial owner of your shares of Common Stock, your failure to provide voting instructions to your Nominee in the manner directed by your Nominee will result in your shares not being voted by the Nominee on any of these proposals. Your Nominee has enclosed or otherwise provided to you a voting instruction form for you to use in directing the Nominee on how to vote your shares. Your Nominee may also have provided information regarding how to give voting instructions through the Internet or by telephone.

Voting Requirements

The following table summarizes the minimum vote needed to approve each proposal and the effect of abstentions and broker non-votes.

Proposal Number	Proposal Description	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes
1	Share Increase Proposal	Majority of the votes cast (i.e., votes cast “For” must exceed votes cast “Against”)	No Effect	Not Applicable

2	2024 Restricted Stock Plan	“For” votes from the holders of a majority of voting power of the shares present in person or represented by proxy and entitled to vote generally on the subject matter	Vote Against	No Effect

Voting Results of Special Meeting

Preliminary voting results will be announced at the Special Meeting. Final voting results will be published in our Current Report on Form 8-K within four (4) business days following the Special Meeting.

Proxy Solicitation

The entire cost of soliciting proxies will be borne by the Company. Proxies will be solicited principally through the use of the mails, but, if deemed desirable, may be solicited personally or by telephone, email, or special letter by officers and Company employees for no additional compensation. Although we have not engaged employees for the specific purpose of soliciting proxies or a proxy solicitation firm to assist us in soliciting proxies, we may elect to engage and pay the cost of such employees or such proxy solicitation firm at any time. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and other proxy materials to the beneficial owners of the Company’s Common Stock, and such persons may be reimbursed for their expenses.

HOUSEHOLDING OF SPECIAL MEETING MATERIALS

The SEC has adopted rules that allow a company to deliver a single set of proxy materials to an address shared by two or more of its stockholders. This method of delivery, known as “householding,” permits us to realize significant cost savings, reduces the amount of duplicate information stockholders receive, and reduces the environmental impact of printing and mailing documents to you. Under this process, certain stockholders will receive only one copy of our proxy materials that are delivered until such time as one or more of these stockholders notifies us that they want to receive separate copies. Any stockholders who object to or wish to begin householding may contact the Company’s Investor Relations Department at (650) 340-1888 or by mail to 3000 El Camino Real, Bldg. 4, Suite 200, Palo Alto, California 94306. We will send an individual copy of the proxy statement to any stockholder who revokes their consent to householding within thirty (30) days of our receipt of such revocation. Any stockholders who share the same address and receive multiple copies of our proxy materials who wish to receive only one copy in the future can contact their bank, broker or other holder of record to request information about householding or our Investor Relations Department at the address or telephone number listed above.

PROPOSAL 1: APPROVAL OF AMENDMENT TO THE SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

General

Our Board has adopted resolutions recommending that the stockholders approve an amendment to our Second Amended and Restated Certificate of Incorporation, as amended (the “Charter”), in substantially the form attached hereto as Addendum A (the “Share Increase Amendment”), to increase the number of shares of Common Stock we are authorized to issue from 40,000,000 to 75,000,000 (the “Share Increase”). Nothing in the proposed amendment would change the number of authorized shares of the Company’s Preferred Stock.

If the Share Increase Proposal is approved by our stockholders, the Board will make a determination, in its sole discretion, as to whether effecting the Share Increase is in the best interest of the Company and our stockholders. If the Board determines that it is in the best interests of the Company and our stockholders to effect the Share Increase, we will promptly file the Share Increase Amendment with the Secretary of State of the State of Delaware reflecting the increase in authorized shares of Common Stock. The Share Increase will become effective upon the filing of the Share Increase Amendment with the Secretary of State of the State of Delaware (the “Effective Date”).

Reasons for the Share Increase

The Charter currently authorize the issuance of up to 40,000,000 shares of Common Stock. As of April 10, 2024, a total of 35,977,981 shares of Common Stock were issued and outstanding, and the following shares of Common Stock are reserved for issuance as described below:

●	35,977,981 shares were issued and outstanding;

●	240,450 shares were reserved for issuance pursuant to awards under stock incentive plans;

●	60,000 shares were reserved for issuance under consulting agreements;

●	2,490,000 shares in the aggregate are reserved for outstanding warrants (warrants are not exercisable until July 17, 2024); and

As a result, as of April 10, 2024, approximately 1,231,569 shares of Common Stock were available for future issuance (or 3,721,569 shares of Common Stock if the Company includes the shares of Common Stock underlying the warrants that are not exercisable until July 17, 2024).

As of the date of hereof and except as described in this Proxy Statement, we have no understandings, agreements or commitments to issue Common Stock or to reserve additional common shares for issuance under equity compensation plans.

Our board of directors considered the limited number of available shares of Common Stock and voted to adopt, subject to the approval of the stockholders, an amendment to the Charter increasing the authorized shares of Common Stock from 40,000,000 to 75,000,000.

The board of directors believes that it is advisable to have a greater number of authorized shares of Common Stock available for issuance in connection with acquisitions and mergers, public or private financing, and various general corporate programs and purposes.

We may from time to time consider acquisitions and mergers as opportunities arise, stock splits and public or private financings to provide us with capital, any or all of which may involve the issuance of additional shares of Common Stock or securities convertible into shares of Common Stock. Also, additional shares of Common Stock may be necessary to meet anticipated future obligations of our stock-based compensation and employee benefit plans, under which we may grant future equity awards to our officers, other employees and directors. We believe that these benefit plans are critical to retaining our current management team and attracting additional management talent.

The board of directors believes that having the authority to issue additional shares of Common Stock will enhance its ability to respond promptly to opportunities for acquisitions, mergers, stock splits and additional financings. Such a delay may result in our inability to consummate a desired transaction under a required deadline. By having additional common shares authorized, we can be prepared to act quickly as opportunities arise.

If the proposed Share Increase Amendment is approved, the additional authorized shares of Common Stock may be issued for such consideration, cash or otherwise, at such times and in such amounts as the board of directors may determine without further shareholder approval, except to the extent that shareholder approval is required by applicable laws, rules or regulations. Because our Common Stock is traded on the NYSE American, stockholder approval must be obtained, under applicable NYSE American rules, in certain circumstances prior to the issuance of shares for certain purposes, including the issuance of greater than 20% of the then outstanding shares of Common Stock or voting power in connection with a private financing or an acquisition or merger.

The authorization of additional shares of Common Stock will not, by itself, have any effect on the rights of present shareholders. The additional 35,000,000 shares to be authorized will be a part of the existing class of Common Stock and, if and when issued, would have the same rights and privileges as the shares of Common Stock presently authorized issued and outstanding. Stockholders do not have preemptive rights to subscribe for or purchase additional shares of Common Stock. Accordingly, the issuance of additional shares of Common Stock for corporate purposes other than a stock split or stock dividend could have a dilutive effect on the ownership and voting rights of shareholders at the time of issuance.

Vote Required

Approval of Proposal 1 requires the affirmative vote of a majority of the votes cast on the Proposal. Abstentions and broker non-votes, if any, are not affirmative votes and, therefore, will have no effect on the outcome of this vote.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE AMENDMENT TO THE CHARTER TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK. PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY OTHERWISE IN THEIR PROXIES.

PROPOSAL 2: APPROVAL OF THE 2024 RESTRICTED STOCK PLAN

We are asking you to approve the proposed Mega Matrix Corp. 2024 Restricted Stock Plan (the “Plan”). Subject to the approval of the Share Increase Proposal and stockholder approval, our board of directors has adopted the Plan, which authorizes equity awards to the employees, directors, officers and consultants of the Company and its subsidiaries. The board of directors believes that equity incentive compensation is also an important component of our overall compensation and incentive strategy for employees, directors, officers and consultants. We intend to use the Plan in order to incentivize and retain our employees, directors, officers and consultants.

The maximum aggregate number of shares of our Common Stock that have been reserved as authorized for the grant under the Plan will be 3,000,000 (the “Plan Pool”), subject to adjustment as provided for in the Plan. The Plan Pool represents approximately 7.74% of the total number of shares of our Common Stock outstanding as of April 10, 2024. The board of directors believes that the Plan will encourage additional employee stock ownership and thereby better align the interests of employees with long-term stockholders. Stockholders are urged to read the Plan in its entirety.

The full text of the Plan is set forth in Appendix B. The following description of certain features of the Plan is qualified in its entirety by reference to the full text of the Plan.

Summary of the Plan

The following is a summary of the principal features of the Plan, a copy of which is attached to this Proxy Statement as Appendix B.

Total Shares Reserved for Issuance. Subject to equitable adjustment in the event of any stock split, stock dividend, or similar transaction, the total number of shares of Common Stock reserved for issuance in connection with awards under the Plan is 3,000,000. If any awards are forfeited, canceled, terminated, exchanged, or surrendered, or such award is settled in cash or otherwise terminates without a distribution of shares to the participant, any shares counted against the number of shares reserved and available under the Plan with respect to such award are, to the extent of any such forfeiture, settlement, termination, cancellation, exchange, or surrender, again available for awards under the Plan. Any shares of Common Stock issued pursuant to an award may be either authorized and unissued shares or treasury shares, including shares acquired by purchase in the open market or in private transactions.

Administration. The Plan is administered by the Administrator which will be the board of directors and/or one or more committees of the board of directors as may be designated by the board of directors, and such Administrator has full and final authority to make all decisions and determinations as may be required under the terms of the Plan or as the Administrator may deem necessary or advisable for the administration of the Plan, in each case subject to and consistent with the provisions of the Plan. Subject to the provisions of the Plan, the Administrator may select employees to whom awards may be granted, determine the number of awards to be granted and the number of shares to which an award may relate, and determine the terms and conditions of any award granted under the Plan.

Eligibility and Participation. Any employee of the Company, a subsidiary of the Company, or an affiliate of the Company may be granted an award under the Plan. An award may be granted to an employee in connection with his or her hiring or retention prior to the date the employee first performs services for the Company, a subsidiary, or an affiliate.

As of December 31, 2023, approximately 11 employees would be eligible to participate in the Plan, including all of our executive officers.

Restricted Share Awards. Awards of restricted shares are subject to such restrictions on transferability and other restrictions, if any, as the Administrator may impose. Such restrictions lapse under circumstances as the Administrator may determine, including upon a specified period of continued employment or upon the achievement of performance criteria. Except to the extent restricted under the award agreement, an eligible employee granted restricted shares has all of the rights of a shareholder, including the right to vote restricted shares and receive dividends thereon. Except as otherwise determined by the Administrator, upon termination of service during the applicable restriction period, restricted shares and any accrued but unpaid dividends that are at that time subject to restrictions will be forfeited.

Restricted Stock Unit Awards. Each restricted stock unit awarded represents a right for one share of Common Stock to be delivered upon settlement of the award, which right shall be subject to a risk of forfeiture and cancellation and to the other terms and conditions set forth in the Plan and the award agreement. A restricted stock unit award agreement may provide for forfeiture and cancellation of the restricted stock units upon termination of the participant’s employment with the Company or nonperformance of specified performance measures established by the Administrator. A restricted stock unit award agreement may also provide for vesting periods which require the passage of time and/or the occurrence of events in order for the restricted stock units to vest and become no longer subject to forfeiture. Restricted stock units shall not be credited with dividend equivalents unless specifically provided for in the award agreement, and then only upon such terms and conditions as set forth in the award agreement.

Restricted stock units (if not previously canceled or forfeited) shall be settled in accordance with the terms and conditions of the applicable award agreement. A restricted stock unit award agreement may provide that settlement may be made solely through the issuance of shares or, at the mutual election of the participant and the Company, in a combination of shares and cash.

Nontransferability. Unless otherwise set forth by the Administrator in an award agreement, awards are not transferable by an eligible employee except by will or the laws of descent and distribution (except pursuant to a beneficiary designation). An eligible employee’s rights under the Plan may not be pledged, mortgaged, hypothecated, or otherwise encumbered, and may not be subject to claims of the eligible employee’s creditors.

Amendment. The board of directors may amend, alter, suspend, discontinue, or terminate the Plan without the consent of the stockholders of the Company or participants, except that any such amendment or alteration shall be subject to the approval of the Company’s shareholders to the extent such shareholder approval is required under the rules of any stock exchange or automated quotation system on which the shares may then be listed or quoted. However, without the consent of an affected participant, no amendment, alteration, suspension, discontinuation, or termination of the Plan may materially and adversely affect the rights of such participant under any award previously granted to the participant.

Effective Date and Term. If the Plan is approved by stockholders at the Special Meeting, the Plan will become effective on the Share Increase Amendment Effective Date, and shall have a term of ten (10) years.

If shareholders do not approve the adoption of the Plan or if the Company does not implement the Share Increase Amendment, the Plan will not go into effect, and we will not grant any awards under the Plan. In this event, the board of directors will consider whether to adopt alternative arrangements based on its assessment of the needs of the Company.

U.S. Federal Income Tax Matters

THE FOREGOING IS ONLY A GENERAL SUMMARY OF THE EFFECT OF U.S. FEDERAL INCOME TAXATION WITH RESPECT TO THE GRANT OF AWARDS UNDER THE 2024 RESTRICTED STOCK PLAN. IT DOES NOT PURPORT TO BE COMPLETE AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF AN INDIVIDUAL’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH ANY ELIGIBLE INDIVIDUAL MAY RESIDE. THE U.S. FEDERAL TAX LAWS MAY CHANGE AND THE FEDERAL, STATE AND LOCAL TAX CONSEQUENCES FOR ANY PARTICIPANT WILL DEPEND UPON HIS OR HER INDIVIDUAL CIRCUMSTANCES. TAX CONSEQUENCES FOR ANY PARTICULAR INDIVIDUAL MAY BE DIFFERENT. WE ADVISE PARTICIPANTS TO CONSULT WITH A TAX ADVISOR REGARDING THE TAX IMPLICATIONS OF THEIR TAX AWARDS UNDER THE 2024 RESTRICTED STOCK PLAN.

Withholding Requirements. Prior to the delivery of any shares of Common Stock pursuant to an award under the Plan, the Company will have the power and the right to deduct or withhold, or require a participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes.

Compliance with Section 409A. Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Section 409A, except as otherwise determined in the sole discretion of the Administrator. To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Section 409A, the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of Section 409A, such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Section 409A. The Company or any of its subsidiaries will have no obligation or liability under the terms of the Plan to reimburse, indemnify, or hold harmless any participant or any other person in respect of awards, for any taxes, interest, or penalties imposed, or other costs incurred, as a result of Section 409A.

Restricted Share Awards. A participant will not have income upon the grant of restricted shares unless an election under Section 83(b) of the Internal Revenue Code of 1986, as amended, and any regulations thereunder (the “Code”) is made within 30 days of the date of grant. If a timely 83(b) election is made, then a participant will have compensation income equal to the value of the stock less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the date of grant. If the participant does not make an 83(b) election, then when the stock vests the participant will have compensation income equal to the value of the stock on the vesting date less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Restricted Stock Unit Awards. A participant will not have income upon the grant of a restricted stock unit. A participant is not permitted to make a Section 83(b) election with respect to a restricted stock unit award. When the restricted stock unit vests, the participant will have income on the vesting date in an amount equal to the fair market value of the stock on the vesting date less the purchase price, if any. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Tax Consequences to the Company. There will be no tax consequences to the Company except that the Company will be entitled to a deduction when a participant has compensation income, subject to the limitations of Section 162(m) of the Code.

New Plan Benefits

The awards that may be granted under the Plan to any participant or group of participants are indeterminable at the date of this Proxy Statement because participation and the types of awards that may be granted under the Plan are subject to the discretion of the Administrator. No awards will be granted under the Plan until the Plan has been approved by the stockholders and Share Increase Amendment has become effective.

Vote Required

Assuming a quorum is present, the affirmative vote of a majority of the shares present at the Special Meeting and entitled to vote, either in person or by proxy, is required for approval of the Plan. For purposes of the approval of our Plan, abstentions will have the same effect as a vote against this proposal and broker non-votes will have no effect on the result of the vote.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE 2024 RESTRICTED STOCK PLAN.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of the Company’s Common Stock as of April 10, 2024, by: (i) each person or entity that is known to the Company to own beneficially more than five percent (5%) of the outstanding shares of the Company’s Common Stock; (ii) each director and nominee of the Company; (iii) each named executive officer; and (iv) all directors and named executive officers of the Company as a group.

Under the rules and regulations of the SEC, a person is a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of the security, or “investment power,” which includes the power to dispose of or to direct the disposition of the security or has the right to acquire such powers within 60 days.

Name(1)	No. of Shares (3)	Percentage of Common Stock (4)
Executive Officers and Directors:
Yucheng Hu, Director, Chairman, President and Chief Executive Officer	5,623,700	15.63%
Xiangchen Gao, Chief Operating Officer (2)	12,000	*
Qin (Carol) Wang, Chief Financial Officer, Company Secretary and Treasurer	6,000	*
Jianan Jiang, Director	0	*
Siyuan Zhu, Director	0	*
Qin Yao, Director	0	*
All directors and executive officers as a group (6 persons)	5,641,700	15.63%

5% or greater owners:	-	-
Yucheng Hu, Director, Chairman, President and Chief Executive Officer	5,623,700	15.63%

*	Less than 1%

(1)	Unless otherwise indicated, the business address of each of the individuals is c/o Mega Matrix Corp., 3000 El Camino Real, Bldg. 4, Suite 200, Palo Alto, California 94306.

(2)	Includes 6,000 shares of common stock and issuable upon settlement of vested RSUs.

(3)	Except as indicated in the footnotes to this table, the stockholders named in the table are known to the Company to have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable. Beneficial ownership of shares is determined in accordance with the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power, or of which a person has the right to acquire ownership within sixty (60) days after April 10, 2024.

(4)	For purposes of calculating percentages, 38,768,431 shares, consisting of all of the outstanding shares of Common Stock outstanding as of April 10, 2024.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

Requirements for Stockholder Proposals to be Brought Before 2024 Annual Meeting

For stockholder proposals to be properly brought before an annual stockholders meeting, the stockholder must have given timely notice thereof in writing to the Secretary of the Company pursuant to the provisions of the Company’s Bylaws. To be timely for the 2024 Annual Meeting of Stockholders (“2024 Annual Meeting”), notice of any stockholder proposals must be delivered to the Secretary of the Company at the principal executive offices of the Company no later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, in advance of the anniversary of the previous year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, to be timely such notice must be received no earlier than the close of business on the 120th day prior to the annual meeting and no later than the close of business on the later of: (1) the 90th day prior to the annual meeting and (2) the close of business on the 10th day following the first date on which the date of such meeting is publicly disclosed. Accordingly, with respect to our 2024 Annual Meeting, our Bylaws require written notice to be delivered to the Secretary at the principal executive offices of the Company, as early as September 16, 2024, but no later than October 16, 2024, unless advanced by more than 30 days or delayed by more than 60 days from December 15, 2023. A stockholder’s notice to the Secretary must set forth, as to each matter the stockholder proposes to bring before the 2024 Annual Meeting: (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (ii) the name and record address of the stockholder proposing such business, (iii) the number of shares of the Company’s Common Stock which are beneficially owned by the stockholder, (iv) any material interest of the stockholder in such business and (v) certain other detailed information as set forth in Article II, Section 2.12 of the Bylaws of the Company. See also “Requirements for Stockholder Proposals to be Considered for Inclusion in the Company’s Proxy Materials for 2024 Annual Meeting”.

Requirements for Director Nominations for 2024 Annual Meeting

For nominations by a stockholder of persons for election to the board of directors to be properly brought before an annual stockholders meeting, the stockholder must have given timely notice thereof in writing to the Secretary of the Company pursuant to the provisions of the Company’s Bylaws. To be timely for the 2024 Annual Meeting, written notice of any stockholder director nominations must be delivered to the Secretary of the Company at the principal executive offices of the Company by the same deadlines as described under “Requirements for Stockholder Proposals to be Brought Before 2024 Annual Meeting” above.  A stockholder’s notice delivered to the Secretary must set forth, as to each person the stockholder proposes to nominate for election as a director, all of the detailed information set forth in Article II, Section 2.12 of the Company’s Bylaws. In addition, the Company may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of that proposed nominee to serve as an independent director of the Company or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such nominee.

In addition, in order to be considered for inclusion in the Company’s proxy materials for the 2024 Annual Meeting, inclusion of a proxy access stockholder nominee intended to be presented at the 2024 Annual Meeting pursuant to Section 2.13 of the Bylaws must be received by the Company no later than July 6, 2024 and no earlier than June 6, 2024 if the 2024 Annual Meeting is held between November 15, 2024 and February 13, 2025 or, if the 2024 Annual Meeting is not held within these dates, then no earlier than the 150th day prior to the 2024 Annual Meeting and no later than the close of business on the later of: the 120th day prior to the 2024 Annual Meeting, or the 10th day following the day on which public announcement of the date of the 2024 Annual Meeting is first made by the Company, and must otherwise meet the requirements of Section 2.13.

Requirements for Stockholder Proposals to be Considered for Inclusion in the Company’s Proxy Materials for 2024 Annual Meeting

Pursuant to Section 2.12(f) of the Bylaws, Section 2.12 described above shall not apply to a proposal proposed to be made by a stockholder if the stockholder has notified the Company of the stockholder’s intention to present the proposal at an annual or special meeting only pursuant to and in compliance with Rule 14a-8 under the Exchange Act and such proposal has been included in a proxy statement that has been prepared by the Company to solicit proxies for such meeting. Under Rule 14a-8, the deadline to submit a proposal is not less than 120 days before the date of the Company’s proxy statement was released to stockholders in connection with the 2024 Annual Meeting. However, if the date of the 2024 Annual Meeting has been changed by more than 30 days from the date of the prior year’s annual meeting, then the deadline is a reasonable time before the company begins to print and send its proxy materials. In addition, there are additional requirements that a stockholder must satisfy to submit a proposal under Rule 14a-8. Therefore, the Company strongly encourages stockholders who wish to submit a proposal or nomination to seek independent counsel. The Company will not consider any proposal or nomination that is not timely or otherwise does not meet the Bylaws and Rule 14a-8 requirements. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Availability of Bylaws

A copy of our Bylaws is available via the SEC’s website at http://www.sec.gov. You may also contact our Secretary at the address set forth above for a copy of the Bylaws.

Discretionary Voting Authority

If the Company complies and a stockholder submitting a proposal or director nominee as described above does not comply with the requirements of Rule 14a-4(c)(2) under the Exchange Act, the Company may exercise discretionary voting authority under proxies it solicits to vote in accordance with its best judgment on any such stockholder proposal or director nomination.

OTHER MATTERS

Management does not know of any matters to be presented at the Special Meeting other than those set forth herein, nor has it received any notice of any matter by the deadline prescribed by Rule 14a-4(c)(1) under the Exchange Act. Without limiting the Company’s ability to apply the advance notice provisions in its Bylaws with respect to the procedures that must be followed for a matter to be properly presented at a special meeting of its stockholders, if other matters should properly come before the Special Meeting, the proxy holders will vote on such matters in accordance with their best judgment.

By Order of the Board of Directors,

Yucheng Hu,
Chairman, Chief Executive Officer and President

[●], 2024

APPENDIX A

CERTIFICATE OF AMENDMENT

TO THE

SECOND AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION OF

MEGA MATRIX CORP.

Pursuant to Section 242 of the General Corporation Law of the State of Delaware

Mega Matrix Corp., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”) DOES HEREBY CERTIFY:

1. Pursuant to Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”), this Certificate of Amendment (this “Certificate of Amendment”) to the Second Amended and Restated Certificate of Incorporation of the Corporation (as heretofore amended, the “Certificate of Incorporation”) amends the provisions of the Certificate of Incorporation.

2. The Board of Directors of the Corporation has duly adopted resolutions approving and declaring the following amendment to the Certificate of Incorporation to be advisable and in the best interests of the Corporation and its stockholders.

2. Part (A) of ARTICLE IV to the Certificate of Incorporation is hereby amended and restated in its entirety as follows:

(A) Authorized Capital Stock.

The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 77,000,000 shares of capital stock, consisting of (i) 75,000,000 shares of common stock, par value $0.001 per share (the “Common Stock”), and (ii) 2,000,000 shares of preferred stock, par value $0.001 per share (the “Preferred Stock”).

Notwithstanding anything to the contrary contained herein, the rights and preferences of the Common Stock shall at all times be subject to the rights and preferences of the Preferred Stock as may be set forth in this Second Amended and Restated Certificate of Incorporation or one or more certificates of designations filed with the Secretary of State of the State of Delaware from time to time in accordance with the DGCL and this Second Amended and Restated Certificate of Incorporation. The number of authorized shares of Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) from time to time by the affirmative vote of the holders of at least a majority of the voting power of the Corporation’s then outstanding shares of capital stock entitled to vote thereon, voting together as a single class, irrespective of the provisions of Section 242(b)(2) of the DGCL (or any successor provision thereto), and no vote of the holders of the Common Stock or the Preferred Stock voting separately as a class or series shall be required therefor unless a vote of any such holder is required pursuant to this Second Amended and Restated Certificate of Incorporation (including any certificate of designation relating to any series of Preferred Stock).

4. The foregoing amendment was duly adopted by the Board of Directors of the Corporation and its stockholders in accordance with the provisions of Section 242 of the DGCL and Article X of the Certificate of Incorporation.

5. This Certificate of Amendment shall become effective as of [•] [a.m./p.m.], [Eastern time], on [•], 2024.

A-1

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation to be signed by Yucheng Hu, its Chief Executive Officer, this           day of                       , 2024.

Mega Matrix Corp.

By:
Yucheng Hu
Its:	Chief Executive Officer

A-2

APPENDIX B

MEGA MATRIX CORP.

2024 RESTRICTED STOCK PLAN

1. Purpose. The purpose of the Mega Matrix Corp. 2024 Restricted Stock Plan (“Plan”) is to advance the interests of Mega Matrix Corp. (the “Company”) and its shareholders by providing a means to attract, retain, and motivate employees of the Company and its subsidiaries and affiliates upon whose judgment, initiative and efforts the continued success, growth and development of the Company is dependent.

2. Definitions. For purposes of the Plan, the following terms shall be defined as set forth below:

(a) “Administrator” means, collectively the Board, and/or one or more Committees, and/or one or more executive officers of the Company designated by the Board to administer the Plan or specific portions thereof.

(b) “Affiliate” means any entity other than the Company and its Subsidiaries that is designated by the Board or the Committee as a participating employer under the Plan; provided, however, that the Company directly or indirectly owns at least 20% of the combined voting power of all classes of equity interests of such entity or at least 20% of the ownership interests in such entity.

(b) “Award” means any Restricted Share or Restricted Stock Unit granted to an Eligible Person under the Plan.

(c) “Award Agreement” means any written agreement, contract, or other instrument or document evidencing an Award.

(d) “Beneficiary” means the person, persons, trust or trusts which have been designated by an Eligible Person in his or her most recent written beneficiary designation filed with the Company to receive the benefits specified under this Plan upon the death of the Eligible Person, or, if there is no designated Beneficiary or surviving designated Beneficiary, then the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

(e) “Board” means the Board of Directors of the Company.

(f) “Code” means the Internal Revenue Code of 1986, as amended from time to time. References to any provision of the Code shall be deemed to include successor provisions thereto and regulations thereunder.

(g) “Committee” means the Compensation Committee of the Board, or such other Board committee (which may include the entire Board) as may be designated by the Board to administer the Plan; provided, however, that, unless otherwise determined by the Board, the Committee shall consist of two or more directors of the Company, each of whom is a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act; provided further, however, that the mere fact that the Committee shall fail to qualify under either of the foregoing requirements shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan.

(h) “Company” means Mega Matrix Corp., a corporation organized under the laws of Delaware, or any successor corporation.

(i) “Eligible Person” means an employee, including any director who is also an employee, and director or consultant of the Company, a Subsidiary or an Affiliate. Notwithstanding any provisions of this Plan to the contrary, an Award may be granted to an employee or consultant in connection with his or her hiring or retention prior to the date the employee or consultant first performs services for the Company, a Subsidiary or an Affiliate; provided, however, that any such Award shall not become vested prior to the date the employee or consultant first performs such services.

(j) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time. References to any provision of the Exchange Act shall be deemed to include successor provisions thereto and regulations thereunder.

(k) “Fair Market Value” means, with respect to Shares or other property, the fair market value of such Shares or other property determined by such methods or procedures as shall be established from time to time by the Board or the Committee. Unless otherwise determined by the Board or the Committee in good faith, the Fair Market Value of Shares shall mean the closing price per Share on the date in question (or, if the Shares were not traded on that day, the next preceding day that the Shares were traded) on the principal exchange or market system on which the Shares are traded, as such prices are officially quoted on such exchange.

(l) “Participant” means an Eligible Person who has been granted an Award under the Plan.

(m) “Plan” means this Mega Matrix Corp. 2024 Restricted Stock Plan.

(n) “Restricted Shares” means an Award of Shares under Section 5 thereof that may be subject to certain restrictions and to a risk of forfeiture.

(o) “Restricted Stock Units” means an Award of Restricted Stock Units under Section 5 hereof, which represent the right to receive Shares upon settlement of the Award, subject to the specific terms and conditions of the Award as set forth in the Award Agreement.

(p) “Rule 16b-3” means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

(q) “Shares” means common stock, $0.001 par value per share, of the Company.

(r) “Subsidiary” means any entity (other than the Company) in an unbroken chain of entities beginning with the Company if each of the entities (other than the last entity in the unbroken chain) owns shares possessing 50% or more of the total combined voting power of all classes of equity interests in one of the other entities in the chain.

3. Administration.

(a) Authority of the Administrator. The Plan shall be administered by the Administrator, and the Administrator shall have full and final authority to take the following actions, in each case subject to and consistent with the provisions of the Plan:

(i) to select Eligible Persons to whom Awards may be granted;

(ii) to designate Affiliates;

(iii) to determine the number of Awards to be granted, the number of Shares to which an Award may relate, the terms and conditions of any Award granted under the Plan (including, but not limited to, any restriction or condition, any schedule for lapse of restrictions or conditions relating to transferability or forfeiture, and waiver or accelerations thereof, and waivers of performance conditions relating to an Award, based in each case on such considerations as the Administrator shall determine), and all other matters to be determined in connection with an Award;

(iv) to determine whether, to what extent, and under what circumstances an Award may be settled in cash, Shares, other Awards, or other property, or an Award may be canceled, forfeited, exchanged, or surrendered;

(v) to determine whether, to what extent, and under what circumstances cash, Shares, other Awards, or other property payable with respect to an Award will be deferred either automatically, at the election of the Administrator or at the election of the Eligible Person;

(vi) to prescribe the form of each Award Agreement, which need not be identical for each Eligible Person;

(vii) to adopt, amend, suspend, waive, and rescind such rules and regulations and appoint such agents as the Administrator may deem necessary or advisable to administer the Plan;

(viii) to correct any defect or supply any omission or reconcile any inconsistency in the Plan and to construe and interpret the Plan and any Award, rules and regulations, Award Agreement or other instrument hereunder;

(ix) to accelerate the vesting of all or any portion of any Award;

(x) to determine whether uncertificated Shares may be used in satisfying Awards and otherwise in connection with the Plan; and

(xi) to make all other decisions and determinations as may be required under the terms of the Plan or as the Administrator may deem necessary or advisable for the administration of the Plan.

(b) Manner of Exercise of Administrator Authority. The Administrator shall have sole discretion in exercising its authority under the Plan. Any action of the Administrator with respect to the Plan shall be final, conclusive, and binding on all persons, including the Company, Subsidiaries, Affiliates, Eligible Person, any person claiming any rights under the Plan from or through any Eligible Person and shareholders of any of the foregoing. The express grant of any specific power to the Administrator, and the taking of any action by the Administrator, shall not be construed as limiting any power or authority of the Administrator. The Administrator may delegate to other members of the Board or officers or managers of the Company or any Subsidiary or Affiliate the authority, subject to such terms as the Administrator shall determine, to perform administrative functions with respect to the Plan.

(c) Limitation of Liability. Each member of the Administrator shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or other employee of the Company or any Subsidiary or Affiliate, the Company’s independent certified public accountants or other professional retained by the Company to assist in the administration of the Plan. No member of the Administrator, and no officer or employee of the Company acting on behalf of the Administrator, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Administrator and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination or interpretation.

4. Shares Subject to the Plan.

(a) Subject to adjustment as provided in Section 4(b) hereof, the total number of Shares reserved for issuance in connection with Awards under the Plan shall be three million (3,000,000). No Award may be granted if the number of Shares to which such Award relates, when added to the number of Shares previously issued under the Plan exceeds the number of Shares reserved under the applicable provisions of the preceding sentence. If any Awards are forfeited, canceled, terminated, exchanged or surrendered, or such Award is settled in cash or otherwise terminates without a distribution of Shares to the Participant, any Shares counted against the number of Shares reserved and available under the Plan with respect to such Award shall, to the extent of any such forfeiture, settlement, termination, cancellation, exchange or surrender, again be available for Awards under the Plan.

(b) In the event that the Administrator shall determine that any dividend in Shares, recapitalization, Share split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase or share exchange, or other similar corporate transaction or event, affects the Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Eligible Persons under the Plan, then the Administrator shall make such equitable changes or adjustments as it deems appropriate and, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares which may thereafter be issued under the Plan, and (ii) the number and kind of shares, other securities or other consideration issued or issuable in respect of outstanding Awards. In addition, the Administrator is authorized to make adjustments in the terms and conditions of, and the criteria and performance objectives, if any, included in, Awards in recognition of unusual or non-recurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any Subsidiary or Affiliate or the financial statements of the Company or any Subsidiary or Affiliate, or in response to changes in applicable laws, regulations, or accounting principles.

(c) Any Shares distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or treasury Shares including Shares acquired by purchase in the open market or in private transactions.

(d) Any Shares distributed pursuant to an Award, are subject to the Company’s Recovery of Erroneously Awarded Compensation policy.

5. Specific Terms of Awards.

(a) General. Awards may be granted on the terms and conditions set forth in is Section 5. In addition, the Administrator may impose on any Award, at the date of grant or thereafter (subject to Section 7(d) hereof), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Administrator shall determine.

(b) Restricted Shares. The Administrator is authorized to grant Restricted Shares to Eligible Persons on the following terms and conditions:

(i) Issuance and Restrictions. Restricted Shares shall be subject to such restrictions on transferability and other restrictions, if any, as the Administrator may impose at the date of grant or thereafter, which restrictions may lapse separately or in combination at such times, under such circumstances (including, without limitation, upon achievement of performance criteria if deemed appropriate by the Administrator), in such installments or otherwise, as the Administrator may determine. Except to the extent restricted under the Award Agreement relating to the Restricted Shares, an Eligible Person granted Restricted Shares shall have all of the rights of a shareholder including, without limitation, the right to vote Restricted Shares and the right to receive dividends thereon.

(ii) Forfeiture. Except as otherwise determined by the Administrator, at the date of grant or thereafter, upon termination of service during the applicable restriction period, Restricted Shares and any accrued but unpaid dividends that are at that time subject to restrictions shall be forfeited; provided, however, that the Administrator may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Shares will be waived in whole or in part in the event of terminations resulting from specified causes, and the Administrator may in other cases waive in whole or in part the forfeiture of Restricted Shares.

(iii) Certificates for Shares. Restricted Shares granted under the Plan may be evidenced in such manner as the Administrator shall determine. If certificates representing Restricted Shares are registered in the name of the Eligible Person, such certificates shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Shares, and the Company shall retain physical possession of the certificate.

(iv) Dividends. Dividends paid on Restricted Shares shall be either paid at the dividend payment date, or deferred for payment to such date as determined by the Administrator, in cash or in unrestricted Shares having a Fair Market Value equal to the amount of such dividends. Shares distributed in connection with a Share split or dividend in Shares, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Shares with respect to which such Shares or other property has been distributed.

(c) Restricted Stock Units. The Administrator is authorized to grant Restricted Stock Units to Eligible Persons on the following terms and conditions:

(i) Nature of Restricted Stock Units; Accounts. Each Restricted Stock Unit awarded shall represent a right for one Share to be delivered upon settlement of the Award, which right shall be subject to a risk of forfeiture and cancellation and to the other terms and conditions set forth in the Plan and the Award Agreement. The Company shall establish and maintain a Participant account to record Restricted Stock Units and transactions and events affecting such units. Restricted Stock Units and other items reflected in the account will represent only bookkeeping entries by the Company to evidence unfunded obligations of the Company.

(ii) Forfeiture and Vesting. A Restricted Stock Unit Award Agreement may provide for forfeiture and cancellation of the Restricted Stock Units upon termination of the Participant’s employment with the Company or nonperformance of specified performance measures established by the Administrator. A Restricted Stock Unit Award Agreement may also provide for vesting periods which require the passage of time and/or the occurrence of events in order for the Restricted Stock Units to vest and become no longer subject to forfeiture.

(iii) Settlement and Certificates for Shares. Restricted Stock Units (if not previously cancelled or forfeited) shall be settled on the date or dates set forth in the Award Agreement. Settlement of a Restricted Stock Unit Award shall be made in accordance with the terms and conditions of the applicable Award Agreement. A Restricted Stock Unit Award Agreement may provide that settlement may be made (A) solely through the issuance of Shares or (B) at the mutual election of the Participant and the Company, in a combination of Shares and cash. Upon the settlement of a Restricted Stock Unit Award, the Company may deliver to the Participant a certificate for the number of Shares issued to the Participant in settlement of the Award.

(iv) Dividend Equivalents. Restricted Stock Units shall not be credited with Dividend Equivalents unless specifically provided for in the Award Agreement, and then only upon such terms and conditions as set forth in the Award Agreement. For purposes of this provision, the term “Dividend Equivalent” means a right with respect to a Restricted Stock Unit to receive cash, Shares or other property equal in value and form to dividends declared by the Board and paid with respect to outstanding Shares. Dividend Equivalents shall not apply to a Restricted Stock Unit Award unless specifically provided for in the Award Agreement, and if specifically provided for in the Award Agreement shall be subject to such terms and conditions set forth in the Award Agreement as the Administrator shall determine.

6. Certain Provisions Applicable to Awards.

(a) Stand-Alone, Additional, Tandem and Substitute Awards. Awards granted under the Plan may, in the discretion of the Administrator, be granted to Eligible Persons either alone or in addition to, in tandem with, or in exchange or substitution for, any other Award granted under the Plan or any award granted under any other plan or agreement of the Company, any Subsidiary or Affiliate, or any business entity to be acquired by the Company or a Subsidiary or Affiliate, or any other right of an Eligible Person to receive payment from the Company or any Subsidiary or Affiliate. Awards may be granted in addition to or in tandem with such other Awards or awards, and may be granted either as of the same time as or a different time from the grant of such other Awards or awards.

(b) Form of Payment Under Awards. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Subsidiary or Affiliate upon the grant or maturation of an Award may be made in such forms as the Administrator shall determine at the date of grant or thereafter, including, without limitation, cash, Shares, notes, or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The Administrator may make rules relating to installment or deferred payments with respect to Awards, including the rate of interest to be credited with respect to such payments, and the Administrator may require deferral of payment under an Award if, in the sole judgment of the Administrator, it may be necessary in order to avoid nondeductibility of the payment under Section 162(m) of the Code.

(c) Nontransferability. Unless otherwise set forth by the Administrator in an Award Agreement, Awards shall not be transferable by an Eligible Person except by will or the laws of descent and distribution (except pursuant to a Beneficiary designation). An Eligible Person’s rights under the Plan may not be pledged, mortgaged, hypothecated, or otherwise encumbered, and shall not be subject to claims of the Eligible Person’s creditors.

(d) Noncompetition. The Administrator may, by way of the Award Agreements or otherwise, establish such other terms, conditions, restrictions and/or limitations, if any, of any Award, provided they are not inconsistent with the Plan, including, without limitation, the requirement that the Participant not engage in competition with the Company.

7. Forfeiture Events. The Administrator may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award will be subject to reduction, cancellation, forfeiture, recoupment, reimbursement, or reacquisition upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Notwithstanding any provisions to the contrary under this Plan, an Award will be subject to the Company’s clawback policy as may be established and/or amended from time to time to comply with applicable laws (including, without limitation, pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as may be required by the Dodd-Frank Wall Street Reform and Consumer Protection Act) (the “Clawback Policy”). The Administrator may require a Participant to forfeit, return or reimburse the Company all or a portion of the Award and any amounts paid thereunder pursuant to the terms of the Clawback Policy or as necessary or appropriate to comply with applicable laws. Unless this Section 7 specifically is mentioned and waived in an Award Agreement or other document, no recovery of compensation under a Clawback Policy or otherwise will constitute an event that triggers or contributes to any right of a Participant to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or any Subsidiary of the Company.

8. General Provisions.

(a) Compliance with Legal and Trading Requirements. The Plan, the granting and exercising of Awards thereunder, and the other obligations of the Company under the Plan and any Award Agreement, shall be subject to all applicable federal, state and foreign laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required. The Company, in its discretion, may postpone the issuance or delivery of Shares under any Award until completion of such stock exchange or market system listing or registration or qualification of such Shares or other required action under any state or federal law, rule or regulation as the Company may consider appropriate, and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Shares in compliance with applicable laws, rules and regulations. No provisions of the Plan shall be interpreted or construed to obligate the Company to register any Shares under federal, state or foreign law. The Shares issued under the Plan may be subject to such other restrictions on transfer as determined by the Administrator.

(b) No Right to Continued Employment or Service. Neither the Plan nor any action taken thereunder shall be construed as giving any employee the right to be retained in the employ of the Company or any of its Subsidiaries or Affiliates, nor shall it interfere in any way with the right of the Company or any of its Subsidiaries or Affiliates to terminate any employee’s employment at any time.

(c) Taxes. The Company or any Subsidiary or Affiliate is authorized to withhold from any Award granted any payment relating to an Award under the Plan, including from a distribution of Shares, or any payroll or other payment to an Eligible Person, amounts of withholding and other taxes due in connection with any transaction involving an Award, and to take such other action as the Administrator may deem advisable to enable the Company and Eligible Persons to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of an Eligible Person’s tax obligations; provided, however, that the amount of tax withholding to be satisfied by withholding Shares shall be limited to the minimum amount of taxes, including employment taxes, required to be withheld under applicable Federal, state, local and foreign law.

(d) Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue, or terminate the Plan or the Administrator’s authority to grant Awards under the Plan without the consent of shareholders of the Company or Participants, except that any such amendment or alternation shall be subject to the approval of the Company’s shareholders to the extent such shareholder approval is required under the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted; provided, however, that, without the consent of an affected Participant, no amendment, alteration, suspension, discontinuation, or termination of the Plan may materially and adversely affect the rights of such Participant under any Award theretofore granted to him or her. The Administrator may waive any conditions or rights under, amend any terms of, or amend, alter, suspend, discontinue or terminate, any Award theretofore granted, prospectively or retrospectively; provided, however, that, without the consent of a Participant, no amendment, alteration, suspension, discontinuation or termination of any Award may materially and adversely affect the rights of such Participant under any Award theretofore granted to him or her.

(e) No Rights to Awards; No Shareholder Rights. No Eligible Person or employee shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons and employees. No Award shall confer on any Eligible Person any of the rights of a shareholder of the Company unless and until Shares are duly issued or transferred to the Eligible Person in accordance with the terms of the Award.

(f) Unfunded Status of Awards. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided, however, that the Administrator may authorize the creation of trusts or make other arrangements to meet the Company’s obligations under the Plan to deliver cash, Shares, other Awards, or other property pursuant to any Award, which trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Administrator otherwise determines with the consent of each affected Participant.

(g) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, and such arrangements may be either applicable generally or only in specific cases.

(h) Not Compensation for Benefit Plans. No Award payable under this Plan shall be deemed salary or compensation for the purpose of computing benefits under any benefit plan or other arrangement of the Company for the benefit of its employees unless the Company shall determine otherwise.

(i) No Fractional Shares. Unless otherwise determined by the Administrator, no fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Administrator shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

(j) Governing Law. The validity, construction, and effect of the Plan, any rules and regulations relating to the Plan, and any Award Agreement shall be determined in accordance with the laws of the State of Delaware, without giving effect to principles of conflict of laws thereof.

(k) Effective Date; Plan Termination. Unless extended by amendment approved by the stockholders, the Plan will expire ten (10) years from its effective date. The Plan will become effective on the date it is approved by the stockholders and upon filing of the Certificate of Amendment amending the Company’s Second Amended and Restated Certificate of Incorporation, as amended, to increase the authorized number of shares of Common Stock from 40,000,000 to 75,000,000.

(l) Titles and Headings. The titles and headings of the Sections in the Plan are for convenience of reference only. In the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet -QUICK AND EASY

IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail

MEGA MATRIX CORP.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., EST, on ______, 2024.

INTERNET/MOBILE – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting –

If you plan to attend the virtual online special meeting, you will need your 12 digit control number to vote electronically at the special meeting. To attend:

https://www.cstproxy.com/_________

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.	MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

☐ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ☐

PROXY	Please mark your votes like this	☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2.

1. To approve an amendment to our Second Amended and Restated Certificate of Incorporation, as amended, to increase the authorized shares of Common Stock of the Company from 40,000,000 to 75,000,000.	FOR ☐	AGAINST ☐	ABSTAIN ☐

2. To approve the proposed Mega Matrix Corp. 2024 Restricted Stock Plan.	FOR ☐	AGAINST ☐	ABSTAIN ☐

CONTROL NUMBER

Signature____________________________________ Signature, if held jointly ________________________________________ Date_______, 2024

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

☐ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ☐

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

MEGA MATRIX CORP.

The undersigned appoints Yucheng Hu and Qin (Carol) Wang, and each of them, as proxies, each with the power to appoint his/her substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Mega Matrix Corp. held of record by the undersigned at the close of business on ________, 2024 at the Special Meeting of Stockholders of Mega Matrix Corp. to be held on ____________, 2024, or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF PROPOSALS 1 AND 2, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued and to be marked, dated and signed, on the other side)